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                         AMENDMENT NO. 8

                                TO

               PENNSYLVANIA POWER & LIGHT COMPANY

               EXECUTIVE RETIREMENT SECURITY PLAN


	WHEREAS, Pennsylvania Power & Light Company ("Company") has adopted the Pennsylvania Power & Light Company Executive
Retirement Security Plan ("Plan") effective January 1, 1987; and
	WHEREAS, the Plan was amended by Amendment Nos. 1, 2, 3, 4,
5, 6, and 7; and
	WHEREAS, the Plan currently provides for the payment of certain benefits in the event of a Change in Control, and
	WHEREAS, the Company currently contemplates the creation of holding company and desires that such act does not constitute a Change in Control as such event does not fall within the scope of the type of change of control contemplated by the Company when it adopted the Plan;
	NOW, THEREFORE, the Plan is hereby amended as follows:
  I.	Effective July 1, 1994, Article V is amended to read:
Time of Payment

5.1 Security Benefit payments shall begin upon the later to occur of a Participant's termination of employment with the Company or attainment of age 50.

 II. Except as provided for in this Amendment No. 9, all other provisions of the Plan shall remain in full force and effect.
	IN WITNESS WHEREOF, this Amendment No. 8 is executed this
 _____ day of June, 1994.
                             PENNSYLVANIA POWER & LIGHT COMPANY

                                 /s/ John M. Chappelear
                             By:_______________________________
                                     John M. Chappelear
                                Chairman
                                Employee Benefit Plan Board